N-2	Sep. 08, 2025
Cover [Abstract]
Entity Central Index Key	0002044519
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	Coatue Innovative Strategies Fund
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]

In connection with the Fund’s name change, the Board also approved changing the Fund’s principal investment strategy to permit the Fund to hold, under normal circumstances, more cash and cash equivalents for liquidity and portfolio management purposes. The Fund will continue to focus its investment strategies around investing in Innovation Companies (as defined in the Prospectus), but the Fund will no longer invest, under normal circumstances, at least 80% of its net assets in Innovation Companies. In connection with the strategy change, the Fund will be able to allocate a greater portion of its assets to cash and cash equivalents, and such allocation may exceed 20% of the Fund’s net assets at any given time, for liquidity and portfolio management purposes. There are no changes to the Fund’s investment advisory arrangements or to the Fund’s fees or expense ratios as a result of the strategy change. The Fund’s principal investment strategy change will be effective on or about November 8, 2025.

Class D [Member]
Fee Table [Abstract]
Sales Load [Percent]	2.00%